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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May,08 2012

FAC Propertys llc
(Exact name of registrant as specified in its charter)


NEW YORK
State or other jurisdiction


36-466775
Commission IRS Employer of incorporation
File Number Identification No.


1329 Needham Avenue
Bronx New York 10469
(Address of principal executive offices) (Zip Code)


(347) 843-8040
Registrants telephone number, including area code


(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
 (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01 Regulation FD Disclosure

On May, 23 2011 Trust issued a press release describing CIK 1521373, listing of Table II - Derivative Securities Acquired, Disposed of, or Beneficially Owned.
on the 12/28/2011 FAC Propertys report CIK 1521373,
Table II - Derivative Securities Acquired, Disposed of, or Beneficially Owned on 01/03/2012, FAC Propertys llc report Table II - Derivative Securities Acquired, Disposed of, or Beneficially Owned on 02/21/2012, Table II - Derivative Securities Acquired,Disposed of, or Beneficially Owned. quarter of 2011. A copy of the press release is attached as
Exhibit 99.1 to this report. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange
Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

99.1 Press Release dated May, 08 2012.



SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ferris A Christian
(Registrant)

Date May,08 2012

FAC Propertys llc
Ferris A Christian, President.
(Signature)
Print name and title of the signing officer under his signature.